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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



    As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 9, 1995 included or incorporated by reference in International Paper Company's Form 10-K for the year ended December 31, 1994, and to all references to our Firm included in this Registration Statement.



                                          /s/ ARTHUR ANDERSEN LLP



                                          ARTHUR ANDERSEN LLP



New York, New York,
November 10, 1995.